UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2021

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

645 Molly Lane, Suite 150

Woodstock, GA 30189

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01       Changes in Registrant’s Certifying Accountants.

Effective July 15, 2021 and the completion of the audit for the year ended March 31, 2021, we dismissed Marcum, LLP as our independent registered public accounting firm. As previously reported, we engaged Frazier & Deeter, LLC as independent registered public accounting firm for Sonoma Pharmaceuticals, Inc. for the fiscal year ending March 31, 2022, after approval by our audit committee.

The audit reports of Marcum, LLP on the Company’s consolidated financial statements for the years ended March 31, 2021 and 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations, which raised doubt about its ability to continue as a going concern. Other than the explanatory paragraphs, the audit reports of Marcum, LLP on the Company’s consolidated financial statements for the years ended March 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended March 31, 2021 and 2020, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such year.

During the most recent fiscal years ended March 31, 2021 and 2020, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. However, on November 12, 2020, the audit committee of the board of directors and executive management determined, after review and discussion with Marcum, that the Company’s unaudited condensed consolidated interim financial statements for the quarter ended June 30, 2020 should no longer be relied upon. The financial statements for the quarter ended June 30, 2020 as filed with the U.S. Securities and Exchange Commission on August 14, 2020, contained material errors. The audit committee concluded that material adjustments to the financial statements for the quarter ended June 30, 2020 were required and that the Company needed to restate them. On November 17, 2020, the Company filed a restatement of the financial statements for the quarter ended June 30, 2020.

The Company has provided Marcum with a copy of the disclosures in this Form 8-K and has requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated July 20, 2021 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Consent of Marcum, LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonoma Pharmaceuticals, Inc.
(Registrant)

Date: July 20, 2021	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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